United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
March 4, 2009
Lender Processing Services, Inc.
(Exact name of Registrant as Specified in its Charter)
001-34005
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	26-1547801 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-5100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of William P. Foley,II and Certain Directors

     On March 4, 2009, Lender Processing Services, Inc. (“LPS” or the “Company”) announced that William P. Foley, II, Chairman of the Board of the Company, will retire from his position as an officer and director of the Company effective March 15, 2009. At that time, Daniel D. (Ron) Lane and Cary H. Thompson, who serve as directors of the Company, will also retire from the Board of Directors. LPS has a classified Board of Directors, and Mr. Foley served in Class III of the Company’s Board, while Messrs. Lane and Thompson both served in Class II of the Company’s Board.

     Lee A. Kennedy has been appointed by the remaining directors to serve as non-executive Chairman of the Board, effective as of March 15, 2009. Mr. Kennedy has served as a director of our company since May 2008. He has served as a director and as President and Chief Executive Officer of Fidelity National Information Services, Inc. (“FIS”), our former parent, since March 5, 2001. Mr. Kennedy served as the Chairman of Certegy, Inc. (“Certegy”), which was merged with another entity to form FIS, from February 2002 until February 2006, and as the President of Certegy from March 2001 until May 2004. Prior to that, he served as President, Chief Operating Officer and director of Equifax Inc., a leading provider of consumer credit and other business information, from June 1999 until June 2001.

Election of Directors

     In order to fill the vacancies created by Messrs. Foley’s, Lane’s and Thompson’s retirement from the Board of Directors, the remaining Board members have elected the following persons to serve on our Board of Directors, effective as of March 15, 2009:

     Jeffrey S. Carbiener. Mr. Carbiener is our President and Chief Executive Officer. He served as Executive Vice President and Chief Financial Officer of FIS from February 2006 until the date of our spin-off from FIS, and served as the Executive Vice President and Group Executive, Check Services of Certegy from June 2001 until the time of the merger in February 2006. Prior to joining Certegy, Mr. Carbiener served as Senior Vice President, Equifax Check Solutions, a unit of Equifax Inc., from February 1998 until June 2001. Mr. Carbiener will serve in Class II of our Board of Directors, and his term will expire at the annual meeting of our stockholders to be held in 2010.

     John F. Farrell, Jr. Mr. Farrell is a private investor and has been since 1997. From 1985 through 1997 he was Chairman and Chief Executive Officer of North American Mortgage Company. Mr. Farrell has served on the board of directors of Fidelity National Financial, Inc. (“FNF”) since October 2005, and served on the board of the former parent of FNF from 2000 until it was merged into FIS in November 2006. Mr. Farrell will retire as a director of FNF on March 15, 2009. Mr. Farrell will serve in Class II of our Board of Directors, and his term will expire at the annual meeting of our stockholders to be held in 2010.

     Philip G. Heasley. Mr. Heasley has served as the President and CEO of ACI Worldwide, Inc. since May 2005. From 2003 until May 2005, Mr. Heasley served as Chairman and Chief Executive Officer of Paypower LLC. Prior to that, Mr. Heasley served as Chairman and Chief Executive Officer of First USA Bank from 2000 to 2003. Before First USA, Mr. Heasley spent 13 years in executive positions at U.S. Bancorp, including six years as Vice Chairman and two years as President and Chief Operating Officer. Mr. Heasley has served on the board of directors of FNF since October 2005, and served on the board of the former parent of FNF from 2000 until it was merged into FIS in November 2006. Mr. Heasley will retire as a director of FNF on March 15, 2009. Mr. Heasley also serves as a director of ACI Worldwide, Inc. and Tier Technologies, Inc. Mr. Heasley will serve in Class III of our Board of Directors, and his term will expire at the annual meeting of our stockholders to be held in 2011.

     Following the resignations of Messrs. Foley, Lane and Thompson and the election of Messrs. Carbiener, Farrell and Heasley, the composition of the standing committees of our Board of Directors will be as follows:

     Audit Committee: James K. Hunt (Chair), John F. Farrell, Jr. and Marshall Haines

     Compensation Committee: Marshall Haines (Chair), Philip G. Heasley and James K. Hunt

     Corporate Governance and Nominating Committee: Marshall Haines (Chair), Philip G. Heasley and James K. Hunt

     Executive Committee: Lee A. Kennedy (Chair) and Jeffrey S. Carbiener

     None of Messrs. Carbiener, Farrell or Heasley is a party to any related party transactions with LPS. Mr. Farrell and Mr. Heasley will each receive customary compensation paid to our non-employee directors. This compensation includes an annual retainer of $50,000, payable quarterly, plus $2,000 for each board meeting and $1,500 for each committee meeting the director attends. As a member of our Audit Committee, Mr. Farrell will also receive an additional annual fee (payable in quarterly installments) of $12,000 for his service on that committee. Mr. Heasley, as a member of our Compensation and our Corporate Governance and Nominating Committees, will receive an additional annual fee (payable in quarterly installments) of $6,000 for his service on each of those committees. In addition, we anticipate that Messrs. Farrell and Heasley will receive long-term incentive awards under our Lender Processing Services, Inc. 2008 Omnibus Incentive Plan (the “omnibus plan”) similar to those received by our other non-employee directors. Because Mr. Carbiener is an employee of the Company, he will not receive any compensation for his service on our Board of Directors.

Compensatory Arrangements

     In connection with the retirement of Messrs. Foley, Thompson and Lane, our Compensation Committee approved separation payments to Mr. Foley in the amount of $6,000,000 and to each of Mr. Thompson and Mr. Lane in the amount of $400,000. The separation payments are payable in cash as a lump sum upon each director’s retirement on March 15, 2009 and are a one-time, non-operating expense.

     The Compensation Committee also approved the acceleration of vesting of all of the restricted shares of LPS common stock held by Messrs. Foley, Lane and Thompson, effective as of March 15, 2009. Mr. Foley holds 81,148 shares of restricted LPS common stock, and Messrs. Lane and Thompson each hold 2,550 shares of restricted LPS common stock. All other vested equity awards held by Messrs. Foley, Thompson and Lane may be exercised or will terminate in accordance with the terms of the omnibus plan and the related award agreements. All other unvested equity awards will be forfeited.

Item 7.01. Regulation FD Disclosure

     A copy of the press release issued by the Company relating to Messrs. Foley’s, Lane’s and Thompson’s retirement, Mr. Kennedy’s appointment as Chairman and the election of Messrs. Carbiener, Farrell and Heasley is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information under this item 7.01 and in item 9.01 shall be deemed furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any prior or future filing by the Company whether or not this current report is otherwise incorporated into such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Press release dated March 4, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lender Processing Services, Inc.
Date: March 4, 2009	By:	/s/ Francis K. Chan
Francis K. Chan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated March 4, 2009.